UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________________
FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2015
_________________________________
The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
_________________________________

Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Contribution and Distribution Agreement

On December 10, 2015, The Scotts Miracle-Gro Company (the “Company”) entered into a definitive agreement to contribute its lawn service business into a joint venture with TruGreen Holding Corporation (“TruGreen Holdings”).

Under the terms of the Contribution and Distribution Agreement, by and among the Company and TruGreen Holdings (the “Contribution Agreement”), the Company has agreed to contribute the Scotts lawn service business (the “SLS Business”) to a newly formed subsidiary (the “Joint Venture”) of TruGreen Holdings, in exchange for a minority equity interest of approximately 30.6% in the Joint Venture, subject to potential adjustment at closing under certain specified circumstances. A subsidiary of TruGreen Holdings has obtained debt financing commitments, pursuant to which the Joint Venture would, at closing obtain debt financing (the “Debt Financing”) and, subject to the terms of the Contribution Agreement, the Joint Venture would make a pro rata distribution of cash to the Company and TruGreen Holdings (collectively, the “Transactions”). In addition, at the closing of the Contribution, the Company and TruGreen Holdings, will either directly or through their subsidiaries, enter into a limited liability company agreement (the “LLC Agreement”) governing the management of the Joint Venture.

The parties’ obligations to consummate the Transaction, which is currently expected to close by the end of the second quarter of the Company’s 2016 fiscal year, are conditioned upon, among other things, (i) the expiration or termination of all applicable waiting periods and clearances pursuant to certain U.S. antitrust approvals, (ii) the funding of the Debt Financing, (iii) the receipt by the Joint Venture of a solvency opinion as to the distribution of cash to the Company and TruGreen Holdings, and (iv) the delivery of certain ancillary agreements, including the LLC Agreement. TruGreen Holdings’ obligations to consummate the Transactions are also conditioned upon the receipt of certain audited financial statements of the SLS Business that comply with certain requirements.

The Contribution Agreement also includes customary representations, warranties and covenants. Among other things, the Company has agreed (i) to certain customary restrictions on the conduct of the business of the SLS Business prior to the closing date of the Contribution Agreement, (ii) to cooperate with TruGreen Holdings’ efforts to secure certain financing, and (iii) not to compete with the business of the Joint Venture within the scope of the existing SLS Business and certain adjacent specified activities for a period beginning on the closing date of the Contribution Agreement and ending two years from the date on which the Company no longer has the right to designate any directors to the board of the Joint Venture. The Joint Venture has also agreed not to compete against the business of the Company (except to the extent TruGreen Holdings may be doing so already) for the same period.

The Contribution Agreement provides for certain termination rights, including the right to terminate the Contribution Agreement in the event of breach or failure to perform certain covenants. The Contribution Agreement further provides that the parties may terminate the Contribution Agreement if the Transaction has not been consummated by May 30, 2016 (the “Outside Date”). In connection with the termination of the Contribution Agreement under specified circumstances, TruGreen Holdings may be required to pay the Company a fee of $15 million.

Item 7.01.    Regulation FD Disclosure.

A copy of the press release issued by the Company on December 10, 2015 announcing the Transactions and entry into the Contribution Agreement is included as Exhibit 99.1 hereto and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Statements contained in this press release, other than statements of historical fact, which address activities, events and developments that the Company expects or anticipates will or may occur in the future, including, but not limited to, information regarding the future economic performance and financial condition of the Company, the plans and objectives of the Company’s management, and the Company’s assumptions regarding such performance and plans are “forward-looking statements” within the meaning of the U.S. federal securities laws that are subject to risks and uncertainties. These forward-looking statements generally can be identified as statements that include phrases such as “guidance,” “outlook,” “projected,” “believe,” “target,” “predict,” “estimate,” “forecast,” “strategy,” “may,” “goal,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” “likely,” “will,” “should” or other similar words or phrases. Actual results could differ materially from the forward-looking information in this release due to a variety of factors, including, but not limited to:

•	The anticipated benefits of ScottsMiracle-Gro's strategic initiatives may not be realized in whole or in part;

•	The conditions to the closing of the contribution and distribution agreement between Scotts Miracle-Gro and TruGreen may not be satisfied or may not be satisfied on a timely basis;

•
The Company may pursue acquisitions, dispositions, investments, dividends, share repurchases and/or other corporate transactions that it believes will maximize equity returns of its shareholders but may involve risks, including, for example, risks of failure to complete such transactions in whole or in part due to, among other considerations, stakeholder consultation and needed approvals;

•	Compliance with environmental and other public health regulations could increase the Company’s costs of doing business or limit the Company’s ability to market all of its products;

•	Increases in the prices of raw materials and fuel costs could adversely affect the Company’s results of operations;

•	The highly competitive nature of the Company’s markets could adversely affect its ability to maintain or grow revenues;

•
Because of the concentration of the Company’s sales to a small number of retail customers, the loss of one or more of, or significant reduction in orders from, its top customers could adversely affect the Company’s financial results;

•	Adverse weather conditions could adversely impact financial results;

•	The Company’s international operations make the Company susceptible to fluctuations in currency exchange rates and to other costs and risks associated with international regulation;

•	The Company may not be able to adequately protect its intellectual property and other proprietary rights that are material to the Company’s business;

•	If Monsanto Company were to terminate the Marketing Agreement for consumer Roundup products, the Company would lose a substantial source of future earnings and overhead expense absorption;

•	Hagedorn Partnership, L.P. beneficially owns approximately 27% of the Company’s common shares and can significantly influence decisions that require the approval of shareholders.

Additional detailed information concerning a number of the important factors that could cause actual results to differ materially from the forward-looking information contained in this release is readily available in the Company’s publicly filed quarterly, annual and other reports. The Company disclaims any obligation to update developments of these risk factors or to announce publicly any revision to any of the forward-looking statements contained in this release, or to make corrections to reflect future events or developments.

Item 9.01. Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired:
         Not applicable.
(b)    Pro forma financial information:
         Not applicable.
(c)     Shell company transactions:
         Not applicable.
(d)    Exhibits:

Exhibit No.	Description
99.1	News release issued by The Scotts Miracle-Gro Company on December 10, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated: December 10, 2015	By: /s/ THOMAS RANDAL COLEMAN
Printed Name: Thomas Randal Coleman
Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated December 10, 2015
The Scotts Miracle-Gro Company

Exhibit No.	Exhibit Description
99.1	News release issued by The Scotts Miracle-Gro Company on December 10, 2015

5